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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported) April 30, 2003

                                ZYGO CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-12944                  06-0964500
----------------------------          -----------              -------------
(State or Other Jurisdiction          (Commission              (IRS Employer
         of Incorporation)            File Number)           Identification No.)

   Laurel Brook Road, Middlefield, CT                           06455-0448
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (860) 347-8506

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    99.1  Zygo Corporation Earnings Press Release, dated April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On April 30, 2003, Zygo Corporation announced its financial results for the third quarter ended March 28, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance of the Securities and Exchange Commission (SEC Release Nos. 33-8216 and 34-47583), the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange A ct") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ZYGO CORPORATION


Date: April 30, 2003                        By: /s/ J. Bruce Robinson
                                                --------------------------------
                                                Name:  J. Bruce Robinson
                                                Title: Chairman, President and
                                                       Chief Executive Officer





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                                  EXHIBIT INDEX

99.1 Press Release, dated April 30, 2003, issued by Zygo Corporation announcing its financial results for the third quarter ended March 28, 2003.